VANGUARD(R) FLORIDA INSURED LONG-TERM
TAX-EXEMPT FUND

ANNUAL REPORT -- NOVEMBER 30, 2000

[SHIP GRAPHIC]

[A member of
THE VANGUARD GROUP(R)]

OUR REPORTS TO
  THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.
     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.
     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
     **Larger type and redesigned graphics to make the reports easier to read. **An at-a-glance summary of key points about fund performance and the financial markets.
     **A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
     We hope you'll find that these changes make the reports even more accessible and informative.



SUMMARY
* Vanguard Florida Insured Long-Term Tax-Exempt Fund earned a solid return that topped that of its average competitor.

*    Our fund benefited from the market's preference for higher-quality bonds.

* During the 12 months ended November 30, most fixed income securities far outperformed stocks, many of which took a sound beating.



CONTENTS
 1 Letter from the Chairman
 6 Report from the Adviser
 9 Fund Profile
10 Glossary of Investment Terms
11 Performance Summary
12 Financial Statements
22 Report of Independent Accountants

LETTER
from the Chairman

Dear Shareholder,

During the 12 months ended November 30, 2000, municipal bonds provided excellent returns, as a decline in long-term interest rates and a generally tighter supply of munis helped boost prices. In this environment, the return of VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND outpaced that of competing mutual funds.

     The accompanying table presents the fund's 12-month return along with the average return of our mutual fund competitors. Our fund is also compared with the Lehman Brothers Municipal Bond Index, a broad measure of the muni market.


2000 TOTAL RETURNS                               Fiscal Year Ended
                                                       November 30
------------------------------------------------------------------
Vanguard Florida Insured Long-Term
 Tax-Exempt Fund                                             9.0%
Average Florida Insured Municipal Debt Fund*                 8.0
Lehman Municipal Bond Index                                  8.2
------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Our fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $10.70 per share on November 30, 1999, to $11.08 per share on November 30, 2000, and is adjusted for dividends totaling $0.559 per share paid from net investment income. At the end of the fiscal year, the fund's yield was 4.96%, down from 5.14% a year earlier.

     For Florida residents, income earned by our fund is exempt from federal income taxes, but may be subject to the alternative minimum tax. In addition, it is expected that shares of the fund will be exempt from the Florida intangible personal property tax.

FINANCIAL MARKETS IN REVIEW

Overall, it was an extremely difficult and volatile period for the U.S. stock market. Most broad market indexes notched negative returns for the 12 months.


MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended November 30, 2000

                                                  One        Three          Five
                                                 Year        Years         Years
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      9.1%         6.1%          6.4%
Lehman 10 Year Municipal Bond Index              7.7          5.0           5.6
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        5.9          5.2           5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -4.2%        12.7%         18.7%
Russell 2000 Index (Small-caps)                 -0.6          2.4           9.1
Wilshire 5000 Index (Entire market)             -5.8         10.8          16.7
MSCI EAFE Index (International)                 -9.5          8.7           7.5
================================================================================
CPI
Consumer Price Index                             3.4%         2.5%          2.5%
--------------------------------------------------------------------------------

Technology-related stocks slid, but many other segments also suffered--in part because the U.S. economy seemed to be losing some steam. In late November, the tech-heavy Nasdaq Composite Index was off nearly 50% from the all-time high it reached on March 10. Despite the broad market's decline, there were pockets of excellent performance within the stock market. In fact, the slump in growth stocks that began in the spring coincided with a surge in value-oriented shares--the stocks of companies with below-average prices in relation to measures such as earnings and book value. And mid-capitalization stocks, particularly those with a value bent, notched excellent 12-month returns.

     For bonds, it was an entirely different story. As you can see in the table on page 1, the returns of three major fixed income indexes surpassed those of many stock market measures in the past year. Long-term Treasury bonds performed particularly well. A decline in long-term interest rates boosted prices, as did the federal government's buyback of long-term Treasuries--a continuing effort aimed at paring the national debt. The Lehman Long U.S. Treasury Index returned an excellent 15.7% for the fiscal year. Returns of broader bond market measures were not quite as strong, but were still solid in absolute terms.

--------------------------------------------------------------------------------
Signs of decelerating growth were welcomed by some segments of the bond market.
--------------------------------------------------------------------------------

     Signs of decelerating growth--a product of the Federal Reserve Board's campaign to raise short-term interest rates to head off inflation--were welcomed by some segments of the bond market. However, for lower-quality securities, an economic slowdown is undeniably bad news. Slower growth can lead to erosion in corporate profits, which, in turn, can damage a company's ability to repay its debt obligations. The Lehman High Yield Index returned -6.6% for the fiscal year, about 15 percentage points behind the return of the broad bond market.

MUNI AND TREASURY YIELDS MOVE CLOSER

Municipal bonds performed well during the fiscal year. Overall, the difference between the yield of the 30-year U.S. Treasury bond and the yield of a long-term, insured municipal bond narrowed during the period to an extraordinarily slim 6 basis points (0.06 percentage point). The narrowing was the result of a 45-basis-point decline in the yield of insured muni bonds to 5.55% and a slightly steeper decline (68 basis points) in the yield of the 30-year Treasury to 5.61%. Such a tiny yield differential makes muni bonds extremely attractive, because the interest paid on municipal bonds is exempt from federal income taxes while that paid on Treasuries is taxable at a rate of up to 39.6%.

--------------------------------------------------------------------------------
The difference between Treasury and muni yields narrowed during the fiscal year.
--------------------------------------------------------------------------------

     Muni bonds benefited from a decline in new issuance, which helped support prices. For more detailed information on the municipal bond market, see the Report from the Adviser beginning on page 6.

FISCAL 2000 PERFORMANCE OVERVIEW

For Vanguard Florida Insured Long-Term Tax-Exempt Fund, the fiscal year produced a return that was excellent both on an absolute basis and relative to the average Florida insured municipal bond fund. Our 9.0% total return consisted of an income return of 5.4% and a price increase of 3.6%. (The Performance Summary on page 11 presents a similar breakdown of the fund's returns for each year since inception.) There are two key distinctions between our fund and its competitors: quality and costs. During fiscal 2000, both of these worked in our favor.

QUALITY AND COST MATTER

Generally, our holdings have a higher average credit quality than those of our peers. When investors are focusing on high credit quality--for example, during periods of uncertainty about an economic slowdown or in the midst of stock market stress--our emphasis on quality results in relatively strong returns. However, our relative results can lag when lower-quality bonds outpace higher-quality securities.

     While our high credit quality can in the short run be an advantage or a detriment, the cost difference between our fund and its peers is always an advantage to our shareholders. Our low cost also directly supports our quality mandate. Higher-quality bonds pay less interest than lower-quality bonds. However, our rock-bottom costs enable us to offer above-average net yields nonetheless. This is because fund operating and administrative expenses are deducted from a fund's income; by forfeiting less of our income to expenses, we can offer both above-average yields and above-average quality.

--------------------------------------------------------------------------------
Our cost and credit-quality differences helped our relative performance.
--------------------------------------------------------------------------------

     Our fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.15%--a fraction of the 1.00% charged by the average long-term Florida tax-exempt fund. This advantage aids us each year in our pursuit of superior results and is especially powerful over longer periods. The combination of this cost advantage and the skillful management of Vanguard's Fixed Income Group has benefited our shareholders over the fund's lifetime, and we expect it to continue to do so in the future.

     It's also important to note that our fiscal-year return exceeded that of the Lehman Municipal Bond Index, which includes muni bonds from across the country. The index is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear.

THE MUNICIPAL BOND TAX ADVANTAGE

For Florida residents, the income earned by our fund is exempt from federal, and, in most cases, local income taxes. (It is also expected that shares of the fund will be exempt from the Florida intangible personal property tax.) At current yields, that means that investors in the Florida Insured Long-Term Tax-Exempt Fund who are taxed at the highest marginal federal tax rate (39.6%) can earn about 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. For Florida taxpayers subject to the highest tax rates, a yield of 5.6% on a tax-exempt long-term bond is the equivalent of a 9.3% taxable yield.

     This remarkable advantage is illustrated in the table below, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 2000, assuming a $100,000 investment.


COMPARISON                                       From a Hypothetical $1000,000
OF INCOME                                           Investment Based on Yields
                                                       as of November 30, 2000
--------------------------------------------------------------------------------
Taxable gross income                                                 $5,600
Less taxes (39.6%)                                                   (2,200)
Net after-tax income                                                  3,400
--------------------------------------------------------------------------------
Tax-exempt income                                                    $5,600
--------------------------------------------------------------------------------
Tax-exempt income advantage                                          $2,200
--------------------------------------------------------------------------------
Percentage advantage                                                    65%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2000) of 5.6% for both long-term U.S. Treasury bonds and long-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.


     When considering this example, keep in mind that there is an important distinction between state-specific municipal bond funds and U.S. Treasury bonds. Treasury securities are backed by the full faith and credit of the U.S. government and therefore have unmatched credit quality. Also, municipal bond funds that confine their investments to a single state lack broad diversification; their returns can be influenced by purely local matters. However, private insurance on the bonds in our Long-Term Tax-Exempt Fund reduces these additional credit risks. Though the insurance does not protect against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

LIFETIME PERFORMANCE OVERVIEW

Though an annual review of any investment is a useful exercise, it's more important to examine performance over longer periods. The table on the facing page compares the performance of the Florida Insured Long-Term Tax-Exempt Fund over its eight-year lifespan with that of its average peer mutual

TOTAL RETURNS                                         September 1, 1992, through
                                                               November 30, 2000

                               Average                Final Value of a $10,000
                            Annual Return                 Initial Investment*
                           --------------             ------------------------
                                      Average                 Average
                          Vanguard   Competing    Vanguard   Competing  Vanguard
                            Fund       Fund         Fund       Fund    Advantage
--------------------------------------------------------------------------------
Vanguard Florida Insured
 Long-Term Tax-Exempt Fund  6.7%        5.6%      $17,085     $15,643     $1,442
--------------------------------------------------------------------------------
*Assuming reinvestment of all income dividends and capital gains distributions.


fund, along with the current value of hypothetical $10,000 investments made at the fund's September 1992 inception. As you can see, the fund has established an excellent record versus its competitors, largely because of our cost advantage.

IN SUMMARY

During the past five years, when big gains from stocks seemed routine, our reminders about the value of diversification, I fear, too often fell on deaf ears. But the financial markets have a way of reinforcing investment principles.

     We certainly take no pleasure in the stock market's decline over the past 12 months. Rather, we view the disappointing returns as an instructive, though painful, part of investing. For those who built their investment programs for the long haul--constructing a mix of a variety of stock funds, bond funds, and short-term investments--such a decline should have little long-term impact. The key to long-term investment success is to build a diversified portfolio, to realize that the road may get rough from time to time, and to stick with your plan no matter what the financial markets throw your way.


Sincerely,

December 13, 2000


[PHOTO--JOHN J. BRENNAN]
JOHN J. BRENNAN
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER

REPORT
  from the Adviser                             VANGUARD FIXED INCOME GROUP


Municipal bonds provided strong returns during the 12 months ended November 30, 2000, as rising prices augmented interest income. Prices were bolstered by declining long-term interest rates and by a reduction in the issuance of new municipal bonds.

     VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND earned a total return of 9.0% for the fiscal year, outpacing the return of its average peer by a solid margin.

--------------------------------------------------------------------------------
Investment Philosophy
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term insured bonds issued by state, county, and municipal governments in Florida.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT

The fiscal year began amid abundant signs that the U.S. economy continued to steam ahead. Economic growth surged, unemployment dipped below 4%, and inflation seemed well under control. But as the period progressed, concerns about overheating gave way to fears among stock investors that the nation's economy was getting too cool for comfort.

     Real (inflation-adjusted) gross domestic product expanded at an annual rate of 2.2% during the third calendar quarter of 2000, compared with a rate of 8.3% during the fourth quarter of 1999, when our fiscal year began. The slowdown was largely a product of the Federal Reserve Board's monetary tightening campaign, which began in June 1999. During the fiscal year, the Fed hiked its target for short-term interest rates by a total of 1 percentage point--from 5.5% to 6.5%--in three separate moves. The latest boost came in May, when the Fed raised the target by 0.50 percentage point (50 basis points).

     Several other factors weighed on the minds of investors during the fiscal year:
** Oilprices nearly doubled. Per-barrel oil prices rose from $18.61 to nearly $34 and played a key role in curbing economic growth.
** Inflation rose to an annual rate of 3.4%. However, the core inflation rate, which excludes food and energy prices, remained relatively docile, rising 2.6%.
** Stock prices declined sharply. The slide that began in the spring dented consumer confidence and threatened to crimp Americans' spending, a big driver of economic growth.

** Finally, the close presidential election and ensuing court battles added an element of uncertainty to the economic outlook during the final weeks of the fiscal year, leaving economists and traders speculating on the fate of the budget surplus and the implications of a divided Congress.

THE VALUE IN MUNIS

During the fiscal year, municipal bonds generally underperformed U.S. Treasury bonds. Treasury prices were buoyed by the signs of an economic slowdown, which eased some inflation fears; by the stock market's volatility, which sent some investors fleeing to safety; and by the federal government's buyback of long-term bonds, which decreased supply.

     The yield of the 30-year Treasury bond, which moves in the opposite direction from its price, declined by about 70 basis points (0.70 percentage point) during the 12 months, ending November at 5.61%. The yield of a similar-maturity, AAA-rated muni bond decreased 45 basis points from a year earlier to end the period at 5.55%. That means that the municipal's tax-exempt yield was equal to about 99% of the taxable yield of a 30-year Treasury. This was significantly above the longer-term average of about 89% and made munis very attractive relative to Treasuries.

BUDGET SURPLUSES = GOOD NEWS FOR MUNIS

The economy's impressive expansion over the past several years created a twofold benefit for muni bonds during fiscal 2000. First, strong economic growth resulted in surpluses in many state treasuries that allowed governments to finance projects without borrowing. Overall, from January through November, national muni issuance was off 16% from the same period a year earlier. Issuance in Florida dropped 12%. In addition, the credit quality of many state and local governments improved as a result of the healthier condition of their finances.

     Generally, higher-quality bonds performed better during fiscal 2000 than lower-quality issues. Many investors shifted away from more speculative credits and toward higher-quality ones in response to signs of decelerating economic growth. Slower growth increases the likelihood of defaults on municipal bonds issued to finance projects. The spread, or difference, between the yield of a AAA-rated municipal bond and a BBB-rated issue widened from about 34 basis points when the period began to 67 basis points at its end.

     We can offer higher quality while maintaining above-average tax- exempt income--an apparent investment paradox--because of our low costs. Higher-quality bonds offer lower yields than their lower-quality counterparts. However, because our expenses take a smaller bite from the interest income paid by our bonds, we can maintain a more conservatively managed portfolio without sacrificing yield.

LOOKING AHEAD

We begin the 2001 fiscal year as we do every year, with an unwavering commitment to providing a prudently managed, low-cost fund. This desirable combination has served our investors well, and we fully expect it to continue to do so in the future.


Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal

December 13, 2000

FUND PROFILE                                             As of November 30, 2000
  for Florida Insured Long-Term Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                                     Lehman
                                               Fund                  Index*
--------------------------------------------------------------------------------
Number of Issues                                157                  39,476
Yield                                          5.0%                    5.1%
Yield to Maturity                              5.0%                     --
Average Coupon                                 5.3%                    5.5%
Average Maturity                         12.3 years              13.8 years
Average Quality                                 AAA                     AA+
Average Duration                          8.1 years               7.3 years
Expense Ratio                                 0.15%                     --
Cash Investments                               0.5%                     --
--------------------------------------------------------------------------------

--------------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of portfolio)

AAA                        94.0%
AA                          6.0
A                           0.0
BBB                         0.0
BB                          0.0
B                           0.0
--------------------------------
Total                     100.0%
--------------------------------

--------------------------------
VOLATILITY MEASURES
                        Lehman
               Fund     Index*
--------------------------------
R-Squared      0.98      1.00
Beta           1.21      1.00
--------------------------------

--------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year                5.7%
1-5 Years                  10.6
5-10 Years                 35.7
10-20 Years                28.5
20-30 Years                19.0
Over 30 Years               0.5
--------------------------------
Total                     100.0%
--------------------------------

--------------------------------
INVESTMENT FOCUS
CREDIT QUALITY              HIGH
AVERAGE MATURITY            LONG
--------------------------------

*Lehman Municipal Bond Index.
                                                           [PICTURE OF COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.
                                       9

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
  for Florida Insured Long-Term Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 September 1, 1992-November 30, 2000
--------------------------------------------------------------------------------
                  FLORIDA INSURED LONG-TERM
                      TAX-EXEMPT FUND
                                                         Lehman*
Fiscal           Capital       Income       Total         Total
Year             Return        Return      Return        Return
--------------------------------------------------------------------------------
1992              1.6%          1.2%        2.8%           1.8%
1993              6.9           5.5        12.4           11.1
1994            -11.0           4.9        -6.1           -5.2
1995             13.8           6.3        20.1           18.9
1996              1.2           5.3         6.5            5.9
--------------------------------------------------------------------------------

                  FLORIDA INSURED LONG-TERM
                      TAX-EXEMPT FUND
                                                         Lehman*
Fiscal          Capital        Income       Total         Total
Year             Return        Return      Return        Return
--------------------------------------------------------------------------------
1997              1.3%          5.2%        6.5%           7.2%
1998              2.9           5.1         8.0            7.8
1999             -6.5           4.6        -1.9           -1.1
2000              3.6           5.4         9.0            8.2
--------------------------------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE                       September 1, 1992-November 30, 2000
[MOUNTAIN CHART]
INITIAL INVESTMENT OF $10,000

             Florida Insured    Average Floria       Lehman 10          Lehman
             Long-Term          Insured                   Year       Municipal
             Tax-Exempt         Municipal            Municipal            Bond
             Fund               Fund                Bond Index           Index
9/1/1992       10000              10000                  10000           10000
199211         10284              10196                  10178           10179
199302         11020              10901                  10854           10778
199305         11087              10930                  10835           10833
199308         11489              11382                  11305           11257
199311         11558              11442                  11368           11307
199402         11621              11463                  11431           11375
199405         11403              11063                  11205           11100
199408         11500              11145                  11409           11277
199411         10855              10475                  10881           10716
199502         12057              11514                  11685           11593
199505         12475              12077                  12233           12115
199508         12465              12008                  12503           12278
199511         13031              12592                  12900           12742
199602         13230              12645                  13056           12874
199605         12950              12475                  12812           12669
199608         13241              12614                  13058           12921
199611         13872              13183                  13630           13492
199702         13921              13187                  13751           13584
199705         14066              13405                  13860           13718
199708         14440              13685                  14267           14116
199711         14779              14036                  14592           14459
199802         15158              14394                  14986           14825
199805         15359              14660                  15147           15004
199808         15724              14862                  15492           15337
199811         15966              15077                  15776           15581
199902         16167              15189                  15922           15737
199905         16036              15195                  15844           15705
199908         15687              14611                  15597           15414
199911         15668              14491                  15709           15414
200002         15708              14486                  15686           15410
200005         15842              14683                  15816           15570
200008         16870              15438                  16726           16458
200011         17085              15643                  16911           16675



                              Average Annual Total Returns
                             Periods Ended November 30, 2000
                             ------------------------------          Final Value
                            1 Year     5 Years        Since         of a $10,000
                                                   Inception          Investment
--------------------------------------------------------------------------------
 Florida Insured Long-Term
   Tax-Exempt Fund           9.04%      5.57%         6.71%             $17,085
 Average Florida Insured
   Municipal Fund*           7.95       4.43          5.58               15,643
 Lehman Municipal Bond Index 8.18       5.53          6.40               16,675

*Derived from data provided by Lipper Inc.

FINANCIAL STATEMENTS
  November 30, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                Face     Market
FLORIDA INSURED LONG-TERM                         Maturity    Amount     Value*
 TAX-EXEMPT FUND                       Coupon         Date     (000)      (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
--------------------------------------------------------------------------------
Issuer Insured (90.3%)
Alachua County FL Health Fac. Auth. Rev.
 (Shands Teaching Hosp.)                6.25%    12/1/2011(1)$ 3,095 $    3,434
Alachua County FL Health Fac. Auth. Rev.
 (Shands Teaching Hosp.)                6.25%    12/1/2016(1)  8,695      9,627
Alachua County FL Health Fac. Auth. VRDO
 (Shands Teaching Hosp.)                4.05%    12/6/2000(1)  3,000      3,000
Boynton Beach FL Util. System Rev.      6.25%    11/1/2020(3)  2,085      2,164
Boynton Beach FL Util. System Rev.      6.25%    11/1/2020(3)    415        459
                                                        (ETM)
Brevard County FL Health Fac.
 (Holmes Medical Center)               5.625%    10/1/2014(1)  2,000      2,047
Broward County FL Airport System Rev.   5.25%    10/1/2011(1) 10,000     10,137
Broward County FL Airport System Rev.   5.25%    10/1/2012(1) 14,735     14,824
Broward County FL Solid Waste Rev.      5.75%     7/1/2013(1)  4,130      4,261
Canaveral FL Port Auth. Rev.            6.00%     6/1/2006(3)  1,000      1,038
Collier County FL COP                   6.25%    2/15/2013(4) 12,500     13,962
Coral Springs FL Improvement
 Dist. Water & Sewer GO                 6.00%     6/1/2010(1)  4,250      4,529
Dade County FL Health Fac. Auth. Rev.
 (Miami Baptist Hosp.)                  5.25%    5/15/2013(1)  4,500      4,516
Dade County FL School Dist. GO          5.00%    2/15/2017(1) 19,000     18,444
Dade County FL School Dist. GO         6.875%     8/1/2002(1)  5,000      5,195
Dade County FL Seaport GO               6.25%    10/1/2001(2)  2,000      2,051
                                                     (Prere.)
Dade County FL Seaport GO               6.50%    10/1/2001(2)  4,090      4,202
                                                     (Prere.)
Dade County FL Water & Sewer
 System Rev. VRDO                       4.00%    12/6/2000(3)  1,670      1,670
Davie FL Water & Sewer Rev.            6.375%    10/1/2012(2)  2,500      2,829
Dunedin FL Util. System Rev.            6.75%    10/1/2008(3)  1,115      1,263
Dunedin FL Util. System Rev.            6.75%    10/1/2010(3)  2,465      2,853

--------------------------------------------------------------------------------
                                                                Face     Market
                                                  Maturity    Amount     Value*
                                       Coupon         Date     (000)      (000)
--------------------------------------------------------------------------------
Florida Board of Educ. Lottery Rev.     5.00%     7/1/2016(3)$15,000 $   14,557
Florida Board of Educ. Lottery Rev.     5.00%     7/1/2017(3)  8,000      7,700
Florida Board of Educ. Lottery Rev.     5.75%     7/1/2014(3)  8,475      8,978
Florida Board of Educ. Lottery Rev.     5.75%     7/1/2015(3)  8,960      9,439
Florida Board of Educ. Rev.
 (Capital Outlay)                       5.00%     6/1/2017(3)  5,380      5,175
Florida Dept. of General Services Rev.
 (Dept. of Environmental Protection
  Preservation-2000)                    5.75%     7/1/2013(2)  2,585      2,682
Florida Muni. Power Agency Rev.         6.25%    10/1/2002(2)  4,500      4,729
                                                     (Prere.)
Florida Muni. Power Agency VRDO
 (Stanton Project)                      4.00%    12/6/2000(1)  3,400      3,400
Florida Turnpike Auth. Rev.             5.00%     7/1/2023(1) 10,000      9,408
Greater Orlando FL Aviation Auth. Rev.  5.25%    10/1/2012(3) 18,245     18,285
Greater Orlando FL Aviation Auth. Rev.  6.10%    10/1/2006(2)  2,500      2,610
Gulf Breeze FL Rev. Capital Funding     4.50%    10/1/2027(1) 11,380      9,599
Hillsborough County FL IDA
 (Univ. Community Hosp.)                6.50%    8/15/2019(1) 17,850     20,417
Indian River County FL Water
 & Sewer Rev.                           6.50%     9/1/2008(3)  2,540      2,832
Lakeland FL Electric & Water Rev.       0.00%    10/1/2010(1)  8,260      5,031
Lakeland FL Electric & Water Rev.       0.00%    10/1/2011(1)  8,420      4,852
Lakeland FL Electric & Water Rev.       0.00%    10/1/2012(1)  6,520      3,528
Lakeland FL Electric & Water Rev.       5.00%    10/1/2028(1)  6,000      5,563
Lakeland FL Electric & Water Rev.       6.05%    10/1/2008(4)  4,785      5,230
Lakeland FL Electric & Water Rev.       6.05%    10/1/2009(4)  4,000      4,396
Lee County FL School Board COP          6.00%     8/1/2007(4)  5,820      6,262
Lee County FL School Board COP          6.00%     8/1/2008(4)  6,180      6,674
Marion County FL Hosp. Dist. Rev.
 (Munroe Regional Medical Center)       6.20%    10/1/2007(3)  1,000      1,050
Martin County FL Health Fac. Auth.
 Hosp. Rev.
 (Martin Memorial Medical Center)       5.00%   11/15/2028(2)  6,500      5,910
Melbourne FL Water & Sewer Rev.        6.375%    10/1/2012(3)  1,000      1,047
Miami Beach FL Health Fac. Auth. Rev.
 (Mt. Sinai Medical Center)            6.125%   11/15/2014(4)  1,250      1,313
Miami Beach FL Health Fac. Auth. Rev.
 (Mt. Sinai Medical Center)             6.25%   11/15/2008(4)  2,000      2,106
Miami Beach FL Water and Sewer Rev.    5.625%     9/1/2017(2)  2,550      2,628
Miami FL GO                             5.90%    12/1/2008(3)  1,000      1,085
Miami FL GO                             6.00%    12/1/2009(3)  1,380      1,514
Miami-Dade County FL Expressway Auth.
 Toll System Rev.                      6.375%     7/1/2029(3) 25,250     27,681
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)               5.25%     6/1/2010(4)  1,000      1,030
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)               5.25%     6/1/2011(4)  2,000      2,047
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)               5.25%     6/1/2012(4)  3,120      3,169
Miami-Dade County FL Public Fac. Rev.
 (Jackson Memorial Hosp.)               5.25%     6/1/2013(4)  3,160      3,188
Miami-Dade County FL School Board COP   5.00%     8/1/2025(4) 17,950     16,678
Miramar FL Wastewater Improvement
 Assessment Refunding                   5.00%    10/1/2019(1)  1,500      1,412
Miramar FL Wastewater Improvement
 Assessment Refunding                   5.00%    10/1/2025(1) 11,250     10,489
North Broward FL Hosp. Dist. Rev.       5.75%    1/15/2007(1)  2,560      2,697
Ocala FL Water & Sewer Rev.             6.00%    10/1/2005(2)  2,565      2,664
Ocala FL Water & Sewer Rev.             6.00%    10/1/2010(2)  2,435      2,653
Orange County FL Health Fac. Auth. Rev.
 (Adventist Health System)              6.25%   11/15/2010(2)  6,015      6,469

--------------------------------------------------------------------------------
                                                                Face     Market
                                                  Maturity    Amount     Value*
                                       Coupon         Date     (000)      (000)
--------------------------------------------------------------------------------
Orange County FL Health Fac. Auth. Rev
 (Orlando Regional Health)              6.25%    10/1/2009(1)$ 2,045  $   2,252
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2009(1)  4,935      5,494
                                                        (ETM)
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2010(1)  2,175      2,405
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2010(1)  5,260      5,887
                                                        (ETM)
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2011(1)  1,145      1,274
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2011(1)  2,765      3,096
                                                        (ETM)
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2013(1)  1,890      2,100
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2013(1)  3,160      3,534
                                                        (ETM)
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2016(1)  1,610      1,787
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2016(1)  3,890      4,331
                                                        (ETM)
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2018(1)  6,770      7,522
Orange County FL Health Fac. Auth. Rev.
 (Orlando Regional Health)              6.25%    10/1/2021(1) 11,500     12,759
Orange County FL Sales Tax Rev.        5.125%     1/1/2028(3)  8,000      7,590
Orange County FL School Board COP      5.375%     8/1/2017(1)  6,590      6,612
Orange County FL School Board COP      5.375%     8/1/2022(1) 11,500     11,333
Orange County FL School Board COP       6.00%     8/1/2008(1) 11,580     12,570
Orange County FL School Board COP       6.00%     8/1/2009(1) 12,255     13,369
Orange County FL School Board COP       6.00%     8/1/2010(1) 12,825     14,076
Orange County FL School Board COP       6.00%     8/1/2011(1)  6,000      6,585
Orange County FL School Board COP       6.00%     8/1/2013(2)  2,515      2,722
Orange County FL School Board COP       6.00%     8/1/2014(2)  2,545      2,742
Orange County FL School Board COP       6.00%     8/1/2015(2)  3,205      3,443
Orange County FL School Board COP       6.00%     8/1/2016(2)  3,170      3,393
Orange County FL School Board COP       6.00%     8/1/2017(2)  3,500      3,730
Orange County FL School Board COP       6.00%     8/1/2018(2)  4,165      4,425
Orange County FL School Board COP       6.00%     8/1/2019(2)  3,955      4,187
Orange County FL Solid Waste Rev.      6.375%    10/1/2017(3)  3,500      3,667
Orange County FL Tourist Dev. Rev.      4.75%    10/1/2024(2)  2,000      1,779
Orange County FL Tourist Dev. Rev.      5.90%    10/1/2010(1)  1,250      1,365
Orange County FL Tourist Dev. Rev.      6.50%    10/1/2002(2)  4,000      4,221
                                                  (Prere.)
Orlando & Orange County FL Expressway
 Auth. Rev.                             5.00%     7/1/2028(3) 16,150     15,021
Orlando & Orange County FL Expressway
 Auth. Rev.                             6.50%     7/1/2010(3)  2,000      2,270
Osceola County FL Gas Tax Rev.          5.90%     4/1/2008(3)  1,805      1,890
Palm Beach County FL Criminal Justice
 Fac. Rev.                              7.20%     6/1/2015(3)  3,000      3,646
Palm Beach County FL Solid Waste
 Auth. Rev.                             6.00%    10/1/2007(2) 20,850     22,468
Pinellas County FL Capital
 Improvement Rev.                       5.75%     1/1/2008(3) 16,650     17,775
Pinellas County FL Capital
 Improvement Rev.                       5.75%    10/1/2009(3) 17,605     18,873
Pinellas County FL Sewer Rev.           5.00%    10/1/2024(3)  9,500      8,910
Sarasota County FL Util. System Rev.    5.75%    10/1/2012(3)  4,325      4,452
Sarasota County FL Util. System Rev.    7.00%    10/1/2009(3)  6,260      7,257
Seacoast FL Util. Auth.
 Water & Sewer Rev.                     5.50%     3/1/2010(3)  2,500      2,538

--------------------------------------------------------------------------------
                                                                Face     Market
                                                  Maturity    Amount     Value*
                                       Coupon         Date     (000)      (000)
--------------------------------------------------------------------------------
Seacoast FL Util. Auth. Water &
 Sewer Rev.                             5.50%     3/1/2017(3)$ 2,400 $    2,486
Seacoast FL Util. Auth. Water &
 Sewer Rev.                             5.50%     3/1/2019(3)  1,595      1,641
Seminole County FL School Board COP    6.125%     7/1/2004(1)  3,500      3,752
                                                     (Prere.)
Seminole County FL School Board COP     6.50%     7/1/2004(1)  2,750      2,959
                                                     (Prere.)
Seminole County FL Water & Sewer Rev.   6.00%    10/1/2009(1)  1,800      1,970
Seminole County FL Water & Sewer Rev.   6.00%    10/1/2012(1)  5,000      5,494
Seminole County FL Water & Sewer Rev.   6.00%    10/1/2019(1)  2,350      2,556
Seminole County FL Water & Sewer Rev.   6.00%    10/1/2019(1)  5,150      5,557
                                                        (ETM)
South Miami FL Health Fac. Auth.
 Hosp. Rev.
 (Baptist Health Systems
   Obligations Group)                   5.00%   11/15/2028(1) 10,000      9,116
St. Lucie County FL Util. System Rev.   5.50%    10/1/2015(3)  5,000      5,185
                                                    (ETM)
St. Lucie County FL Util. System Rev.   6.00%    10/1/2020(3)  3,165      3,378
                                                    (ETM)
St. Lucie County FL Util. System Rev.   6.50%    10/1/2008(1)  4,910      5,390
                                                    (ETM)
Sunrise FL Util. System Rev.            5.20%    10/1/2022(2) 17,805     17,332
Tallahassee FL Energy System Rev.       5.00%    10/1/2028(4)  8,000      7,387
Tallahassee FL Energy System Rev.       5.25%    10/1/2013(4)  4,730      4,845
Tallahassee FL Energy System Rev.       5.25%    10/1/2014(4)  3,980      4,058
Tallahassee FL Energy System Rev.       5.25%    10/1/2015(4)  5,240      5,326
Tamarac FL Water & Sewer Util. Rev.     5.90%    10/1/2011(3)  3,980      4,348
Tampa Bay FL Water Util. System Rev.    0.00%    10/1/2004(3) 11,905      9,958
Tampa Bay FL Water Util. System Rev.    0.00%    10/1/2005(3) 10,000      7,965
Tampa Bay FL Water Util. System Rev.    0.00%    10/1/2006(3) 11,040      8,370
Tampa Bay FL Water Util. System Rev.    0.00%    10/1/2007(3)  3,105      2,239
Tampa Bay FL Water Util. System Rev.    4.75%    10/1/2027(3) 10,750      9,511
Tampa FL Health System Rev.
 (Catholic Healthcare East)             5.25%   11/15/2011(1)  4,575      4,657
Tampa FL Health System Rev.
 (Catholic Healthcare East)             5.50%   11/15/2004(1)  1,000      1,032
Tampa FL Hillsborough County
 Expressway Auth. Rev.                  6.00%     7/1/2004(2)  4,980      5,226
Tampa FL Hillsborough County
 Expressway Auth. Rev.                  6.50%     7/1/2002(2)  4,130      4,261
Tampa FL Water & Sewer Rev.             6.25%    10/1/2012(3)  5,805      6,015
The School Board of Palm Beach County
 FL COP                                 6.00%     8/1/2016(3)  3,970      4,271
The School Board of Palm Beach County
FL COP                                  6.00%     8/1/2017(3)  7,495      8,025
The School Board of Palm Beach County
 FL COP                                 6.25%     8/1/2025(3) 20,000     21,649
West Palm Beach FL Public Service
 Tax Rev.                              6.125%     3/1/2002(1)  1,560      1,608
                                                     (Prere.)
OUTSIDE FLORIDA:
Puerto Rico Municipal Finance Agency    6.00%    8/1/2016 (4)  6,000      6,509
                                                                    -----------
                                                                        830,108
                                                                    -----------
NONINSURED (9.2%)
Collier County FL Health Fac.
 Auth. Hosp. Rev. VRDO
 (Cleveland Clinic Health System)       4.10%      12/4/2000   2,475      2,475
Florida Board of Educ. Rev.             5.00%       6/1/2012   6,000      6,000
Florida Board of Educ. Rev.             6.75%       6/1/2001   2,000      2,044
                                                     (Prere.)
Florida Dept. of Transp. Turnpike Rev.  5.50%       7/1/2004Y  9,490      9,817
Florida Housing Finance Agency          6.25%       7/1/2011   1,265      1,292
Florida Housing Finance Agency          6.35%       7/1/2014   1,605      1,656
Gainesville FL Util. System Rev.        6.50%      10/1/2012   1,500      1,716
Jacksonville FL Electric Auth. Rev.     5.00%      10/1/2023  14,940     13,956
Jacksonville FL Electric Auth. Rev.     5.10%      10/1/2032   4,445      4,140
Jacksonville FL Electric Auth. Rev.
 VRDO (Electric System)                 4.25%      12/4/2000   4,340      4,340
Lakeland FL Electric & Water Rev.       6.05%      10/1/2014   2,000      2,204
Lakeland FL Electric & Water Rev.       6.55%      10/1/2009   4,000      4,527
Orange County FL Health Fac.
 Auth. Rev. VRDO
 (Adventist Health System)              4.18%   12/7/2000LOC   2,900      2,900
Orlando FL Util. Comm. Rev.             6.75%      10/1/2017  11,700     13,585

--------------------------------------------------------------------------------
                                                                Face     Market
FLORIDA INSURED LONG-TERM                         Maturity    Amount     Value*
 TAX-EXEMPT FUND                       Coupon         Date     (000)      (000)
--------------------------------------------------------------------------------
St. Lucie County FL PCR VRDO
 (Florida Power & Light Co. Project)    4.15%      12/4/2000 $ 6,500 $    6,500
St. Lucie County FL PCR VRDO
 (Florida Power & Light Co. Project)    4.25%      12/4/2000   5,200      5,200
Tallahassee FL Consolidated Util.
 System Rev.                            6.20%      10/1/2019   2,000      2,086
                                                                    -----------
                                                                         84,438
                                                                    -----------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $893,792)                                                        914,546
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                     16,616
Liabilities                                                             (12,462)
                                                                    -----------
                                                                          4,154
                                                                    -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  82,901,922  outstanding
 $.001  par value  shares of  beneficial
 interest (unlimited authorization)                                    $918,700
================================================================================
NET ASSET VALUE PER SHARE                                                $11.08
================================================================================
*See Note A in Notes to Financial Statements.
+Security  purchased on a when-issued  or delivery  basis for which the fund has not taken delivery as of November 30, 2000.
For key to abbreviations and other references, see below.


--------------------------------------------------------------------------------
AT NOVEMBER 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                      Amount                Per
                                                       (000)              Share
--------------------------------------------------------------------------------
Paid-in Capital                                     $906,562             $10.93
Undistributed Net Investment Income                       --                 --
Accumulated Net Realized Losses--Note E               (8,616)              (.10)
Unrealized Appreciation--Note F                       20,754                .25
--------------------------------------------------------------------------------
NET ASSETS                                          $918,700             $11.08
================================================================================


KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


--------------------------------------------------------------------------------
                                      FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                   Year Ended November 30, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Interest                                                               $45,914
--------------------------------------------------------------------------------
Total Income                                                             45,914
--------------------------------------------------------------------------------
Expenses
 The Vanguard Group--Note B
   Investment Advisory Services                                              98
   Management and Administrative                                          1,024
   Marketing and Distribution                                               119
Custodian Fees                                                               10
Auditing Fees                                                                 8
Shareholders' Reports                                                        19
Trustees' Fees and Expenses                                                   1
--------------------------------------------------------------------------------
 Total Expenses                                                           1,279
 Expenses Paid Indirectly--Note C                                           (10)
--------------------------------------------------------------------------------
 Net Expenses                                                             1,269
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    44,645
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                              (6,190)
 Futures Contracts                                                          367
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                        (5,823)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         35,345
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $74,167
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------
                                                       FLORIDA INSURED LONG-TERM
                                                                 TAX-EXEMPT FUND
                                                         Year Ended November 30,
                                                       -------------------------
                                                            2000           1999
                                                            (000)          (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                  $ 44,645       $ 43,235
 Realized Net Gain (Loss)                                 (5,823)         1,820
 Change in Unrealized Appreciation (Depreciation)         35,345        (62,527)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                               74,167        (17,472)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                   (44,645)       (43,235)
 Realized Capital Gain                                        --         (6,916)
--------------------------------------------------------------------------------
 Total Distributions                                     (44,645)       (50,151)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                  240,277        362,954
 Issued in Lieu of Cash Distributions                     27,459         33,301
 Redeemed                                               (253,168)      (271,538)
--------------------------------------------------------------------------------
 Net Increase from Capital Share Transactions             14,568        124,717
--------------------------------------------------------------------------------
 Total Increase                                           44,090         57,094
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Year                                        874,610        817,516
--------------------------------------------------------------------------------
End of Year                                             $918,700       $874,610
================================================================================

1Shares Issued (Redeemed)
 Issued                                                   22,325         32,294
 Issued in Lieu of Cash Distributions                      2,544          2,985
 Redeemed                                                (23,703)       (24,377)
--------------------------------------------------------------------------------
 Net Increase in Shares Outstanding                        1,166         10,902
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------
                                                  FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
                                                           YEAR ENDED NOVEMBER 30,
                                                --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR       2000      1999    1998    1997      1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $ 10.70    $11.54  $11.21  $11.07    $10.94
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                             .559      .543    .551   .561       .550
 Net Realized and Unrealized Gain
 (Loss) on Investments                             .380     (.749)   .330   .140       .130
--------------------------------------------------------------------------------------------
 Total from Investment Operations                  .939     (.206)   .881   .701       .680
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income             (.559)    (.543)  (.551) (.561)     (.550)
 Distributions from Realized Capital Gains           --     (.091)     --      --        --
--------------------------------------------------------------------------------------------
Total Distributions                               (.559)    (.634)  (.551) (.561)     (.550)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $11.08    $10.70  $11.54 $11.21     $11.07
============================================================================================
Total Return                                       9.04%    -1.87%   8.03%  6.54%      6.45%
============================================================================================

Ratios/Supplemental Data
 Net Assets, End of Year (Millions)                $919      $875    $818   $617       $515
 Ratio of Total Expenses to Average
  Net Assets                                       0.15%     0.18%   0.20%  0.19%      0.19%
 Ratio of Net Investment Income to
  Average Net Assets                               5.19%     4.88%   4.83%  5.10%      5.09%
 Portfolio Turnover Rate                             34%       18%     21%    13%        19%
============================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard  Florida  Insured  Long-Term  Tax-Exempt  Fund is registered  under the
Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2000, the fund had contributed capital of $166,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

     C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2000, custodian fee offset arrangements reduced expenses by $10,000.

     D. During the year ended November 30, 2000, the fund purchased $303,130,000 of investment securities and sold $281,577,000 of investment securities, other than temporary cash investments.

     E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $3,107,000 through November 30, 2000, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F). At November 30, 2000, the fund had available a capital loss carryforward of $5,509,000 to offset future net capital gains of $173,000 through November 30, 2007, and $5,336,000 through November 30, 2008.

     F. At November 30, 2000, net unrealized appreciation of investment securities for federal income tax purposes was $17,647,000, consisting of unrealized gains of $25,155,000 on securities that had risen in value since their purchase and $7,508,000 in unrealized losses on securities that had fallen in value since their purchase. (See Note E).

     G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

REPORT
 of Independent Accountants

To  the  Shareholders  and  Trustees  of  Vanguard  Florida  Insured   Long-Term
Tax-Exempt Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Florida Insured Long-Term Tax-Exempt Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP
Philadelphia, Pennsylvania

January 9, 2001





--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR VANGUARD FLORIDA INSURED LONG-TERM TAX-EXEMPT FUND
This information for the fiscal year ended November 30, 2000, is included pursuant to provisions of the Internal Revenue Code.

     The fund designates 100% of its income dividends as exempt-interest dividends.

THE VANGUARD(R)
  FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM)Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund



MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York,
 Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

[SHIP LOGO]
THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q180  012001